Exhibit 99.2

COMMERCIAL CAPITAL BANCORP ANNOUNCES FIRST QUARTER 2006 EARNINGS

Diluted earnings per share of $0.24 on net income of $13.8 million
Non-GAAP diluted earnings per share of $0.26 on net income of $15.5 million
Board of Directors approves cash dividend of $0.075 per share
Company signs definitive agreement of merger with Washington Mutual

IRVINE, Calif. – April 24, 2006 – Commercial Capital Bancorp, Inc. (the “Company”) (NASDAQ: “CCBI”), today announced net income of $13.8 million or $0.24 per diluted share for the first quarter of 2006, and excluding the direct costs of the Commercial Banking Division and other one-time costs, Non-GAAP net income of $15.5 million or $0.26 per diluted share during the first quarter of 2006. The Company’s Board of Directors declared a cash dividend of $0.075 per share for shareholders of record on May 17, 2006 to be paid on May 31, 2006.

On April 23, 2006, the Company and Washington Mutual, Inc. jointly announced that they had entered into a definitive agreement pursuant to which Washington Mutual will acquire all of the outstanding shares of Commercial Capital Bancorp, Inc. in an all cash transaction that values each share of Commercial Capital Bancorp common stock at $16.00, or approximately $983 million in aggregate. The transaction is expected to close in the third quarter of 2006, pending regulatory approval, approval of the transaction by the Company’s stockholders and satisfaction of other customary closing conditions.

The financial results for the first quarter of 2006 reflect the continuing implementation of the Company’s core growth strategies.

•

Total assets grew to a record $5.7 billion at March 31, 2006. The growth in assets, during the quarter, was generated by the Bank’s strong fundings of multifamily, commercial real estate and construction loans and through the acquisition of Calnet Business Bank.

•	On March 3, 2006, the Company completed the acquisition of Calnet, a Sacramento, California-based community bank.

•	On March 30, 2006, the Company completed the acquisition of Lawyers Asset Management, Inc., an Oakland, California-based 1031 exchange accommodator.

•

Loan fundings of $510.2 million were achieved during the first quarter of 2006, of which $325.0 million or 64% were income property loans. Additionally, through the Calnet acquisition, the Company added $108 million of prime-based loans during the quarter.

•	Total deposits reached $2.5 billion, an increase of $237 million, or 10% from December 31, 2005.

•	Commercial business banking deposits totaled $384.2 million at March 31, 2006, including the impact from the Calnet acquisition.

•	Net interest income increased to $38.1 million for the first quarter of 2006 compared to $37.4 million for the fourth quarter of 2005.

•	Total revenues in the first quarter of 2006 reached $81.0 million, the highest level for any quarter in the Company’s history.

•	1031 exchange balances totaled $637.6 million at March 31, 2006. Exchange balances averaged $566.9 million with an average cost of 1.00% for the first quarter of 2006.

•	In January 2006, the Bank opened its Crystal Cove banking office in Newport Coast, California. The Crystal Cove office has been successful in gathering deposits in its initial months of

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operations and held $18.9 million of transaction account deposits, at March 31, 2006. The Bank has also announced plans to open banking offices in Valencia, and Pasadena, California, which are scheduled to open in spring 2006 and summer 2006, respectively.

•

As part of an overhead reduction, efficiency improvement program, the Company announced a reduction in force and began implementing other cost savings measures. The implementation of the previously announced overhead reduction program resulted in a one-time charge of approximately $830,000, pre-tax, in the first quarter of 2006.

The comparability of the Company’s quarterly results is affected by the acquisitions that occurred during 2005 and 2006. The Company’s operating results from the first quarter of 2006 include the operations of TIMCOR and NAEC, which were acquired in February 2005 and May 2005, respectively, and Calnet and LAMI, which were acquired on March 3, 2006 and March 30, 2006, respectively.

First Quarter Financial Summary
($ in 000’s, except per share data)

	2006	2005	Change		% Change

Total revenues[i]	$81,041	$65,989		$15,052	22.8%
Net interest income, after provision	38,076	46,443		-8,367	-18.0
Non-interest income	4,791	3,748		1,043	27.8
G&A Expenses	22,047	12,654		9,393	74.2
Net income	13,790	23,087		-9,297	-40.3
Basic EPS	0.24	0.42		-0.18	-42.9
Diluted EPS	0.24	0.40		-0.16	-40.0
Yield on earning assets	6.21%	5.31%		0.90	16.9
Cost of funds	3.27	2.16		1.11	51.4
Net interest margin	3.10	3.27		-0.17	-5.2
ROAA	1.00	1.78		-0.78	-43.8
ROAA - Tangible	1.08	1.92		-0.84	-43.8
ROAE	7.60	14.41		-6.81	-47.3
ROAE - Tangible	17.50	34.49		-16.99	-49.3
Efficiency ratio	51.43	30.07		21.36	71.0
G&A to total assets	1.60	0.98		0.62	63.3
Effective income tax rate	33.20	38.23		-5.03	-13.2
Core loan fundingsii	$492,449	$595,129	-$	102,680	-17.3
Total loan fundingsiii	510,189	607,824		-97,635	-16.1

Because of the Company’s announced signing of an acquisition agreement with Washington Mutual, Inc., the Company’s previously announced earnings call scheduled for later this morning will not be held.

Commercial Capital Bancorp, Inc. is a diversified financial services company with $5.7 billion of total assets, at March 31, 2006. The Company provides depository and lending products and services under the Commercial Capital Bank brand name, and provides 1031 exchange services to income property investors nationwide under the TIMCOR Exchange Corporation, North American Exchange Company and Lawyers Asset Management brand names.

This press release and statements made by the Company’s or Washington Mutual’s management may contain forward-looking statements regarding the Company and Washington Mutual and the proposed merger. These statements involve certain risks, and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not

2/12

limited to, the following factors: governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; the stockholders of Company may fail to provide the required approval to consummate the merger. The Company and Washington Mutual undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

This press release may be deemed to be solicitation material with respect to the proposed acquisition of the Company by Washington Mutual pursuant to the merger. In connection with the proposed transaction, a proxy statement for the Company will be filed with the SEC to be distributed to the shareholders of the Company in connection with their vote on the merger. SHAREHOLDERS OF THE COMPANY ARE ENCOURAGED TO READ THE PROXY STATEMENT BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to shareholders of the Company.  Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov.  In addition, investors may obtain free copies of the documents filed with the SEC by the companies by contacting:  Investor Relations, Commercial Capital Bancorp, Inc., 8105 Irvine Center Drive, 15th Floor Irvine, CA 92618, telephone: 949-585-7500 or by visiting the Company’s website at www.commercialcapital.com.

The Company is not currently engaged in a solicitation of proxies of the security holders of the Company in connection with Washington Mutual, Inc.’s proposed acquisition of the Company. If a proxy solicitation commences, the Company and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding the Company’s directors and executive officers is set forth in its proxy statement dated March 28, 2006, which is available by contacting the Company at the telephone number set forth above.

Contact:
Commercial Capital Bancorp, Inc.
Stephen H. Gordon, Chairman and CEO
James H. Leonetti, Chief Financial Officer and EVP
Telephone:	(949) 585-7500
Facsimile:	(949) 585-0174

[i]	Total revenue is defined as interest income plus noninterest income.

ii

The Company defines core loan fundings to exclude those loans funded through its strategic alliance with Greystone Servicing Corporation, a Fannie Mae DUS lender, and the Company’s other broker and conduit channels.

iii	The Company defines total loan fundings to include loans that are originated or purchased by the Company during the period.

3/12

COMMERCIAL CAPITAL BANCORP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands)

	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005

ASSETS
Cash and Cash Equivalents	$41,607	$33,735	$69,112	$33,812	$78,775
Securities Available For Sale	366,092	384,144	408,338	444,456	464,689
FHLB Stock	86,412	84,788	84,314	98,943	97,007
Loans Held for Investment
Single Family	428,904	394,678	246,400	196,605	209,480
Multifamily	3,110,643	3,050,931	2,897,778	2,807,503	2,633,004
Commercial Real Estate	692,635	601,665	534,599	518,106	440,088
Construction	247,638	202,237	186,583	190,302	225,650
Land	94,695	74,948	48,414	43,946	50,182

Total Real Estate Loans	4,574,515	4,324,459	3,913,774	3,756,462	3,558,404
Business and Other Loans	32,746	12,396	18,085	18,723	19,364

Total Loans Held for Investment	4,607,261	4,336,855	3,931,859	3,775,185	3,577,768
Net Deferred Fees, Premiums and Discounts	5,100	3,427	319	(1,815)	(4,798)
Allowance for Loan Losses	(29,955)	(28,705)	(28,723)	(28,731)	(28,743)

Total Loans Held for Investment, Net	4,582,406	4,311,577	3,903,455	3,744,639	3,544,227
Loans Held for Sale	35,974	23,961	165,760	304,723	612,549

Total Loans	4,618,380	4,335,538	4,069,215	4,049,362	4,156,776
Fixed Assets - Net	11,921	15,838	16,624	16,905	16,419
Foreclosed Assets	—	—	—	—	—
Accrued Interest Receivable	23,888	21,909	19,652	18,872	19,374
Goodwill	422,558	397,164	394,080	394,080	377,726
Core Deposit Intangible	6,675	5,251	5,414	5,576	5,739
Bank-Owned Life Insurance	119,028	114,409	93,290	47,525	47,081
Affordable Housing Investments	32,114	33,035	33,956	34,877	35,798
Other Assets	15,618	28,843	41,664	35,593	33,961

TOTAL ASSETS	$5,744,293	$5,454,654	$5,235,659	$5,180,001	$5,333,345

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Demand Deposits - Noninterest-Bearing	$248,053	$141,597	$140,185	$127,300	$110,741
Demand Deposits - Interest-Bearing	74,828	71,386	74,063	74,941	78,611
Money Market Checking	530,216	348,137	212,637	243,337	316,639
Money Market Savings	240,450	372,230	438,313	313,158	195,875
Savings	115,643	147,386	173,481	218,573	281,766

Total Transaction Deposits	1,209,190	1,080,736	1,038,679	977,309	983,632
Retail Time Deposits	1,087,982	1,028,546	1,001,281	939,410	933,209
Broker Time Deposits	199,940	150,800	55,845	115,895	115,199

Total Time Deposits	1,287,922	1,179,346	1,057,126	1,055,305	1,048,408

Total Deposits	2,497,112	2,260,082	2,095,805	2,032,614	2,032,040
Borrowings
FHLB Advances	1,602,295	1,597,806	1,510,917	1,521,028	2,015,338
Exchange Balances	637,554	623,284	679,526	685,551	370,202
Junior Subordinated Debentures	149,817	149,962	150,107	150,253	150,398
Other Borrowings	50,000	72,000	69,000	65,000	61,000

Total Borrowings	2,439,666	2,443,052	2,409,550	2,421,832	2,596,938
Other Liabilities	52,460	53,403	49,578	57,098	51,589

TOTAL LIABILITIES	4,989,238	4,756,537	4,554,933	4,511,544	4,680,567

STOCKHOLDERS’ EQUITY	755,055	698,117	680,726	668,457	652,778

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,744,293	$5,454,654	$5,235,659	$5,180,001	$5,333,345

4/12

COMMERCIAL CAPITAL BANCORP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands)

	Three Months Ended

	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005

Interest Income
Loans	$70,843	$63,579	$60,148	$58,540	$55,905
Securities	4,265	4,431	4,698	4,990	5,219
FHLB Stock	1,070	1,003	935	1,086	1,034
Fed Funds and Other	72	75	83	62	83

Total Interest Income	76,250	69,088	65,864	64,678	62,241
Interest Expense
Deposits	18,676	15,175	12,852	10,861	9,874
FHLB Advances	14,553	11,656	10,139	10,923	11,145
Exchange Balances	1,396	1,527	1,552	1,147	341
Junior Subordinated Debentures	2,744	2,644	2,481	2,307	2,043
Other Borrowings	805	683	575	515	504

Total Interest Expense	38,174	31,685	27,599	25,753	23,907

Net Interest Income	38,076	37,403	38,265	38,925	38,334
Recapture of Allowance for Loan Losses	—	—	—	—	(8,109)

Net Interest Income after Recapture of Allowance for Loan Losses	38,076	37,403	38,265	38,925	46,443

Noninterest Income
Loan Related Fees	1,156	1,311	1,380	1,519	1,058
Retail Banking Fees	566	513	558	509	531
Mortgage Banking Fees	78	131	136	108	40
1031 Exchange Fees	925	1,301	1,620	1,347	374
Gain on Sale of Loans	207	534	1,494	2,757	645
Gain on Sale of Securities	—	—	—	—	—
Other Income	1,859	2,276	2,246	658	1,100

Total Noninterest Income	4,791	6,066	7,434	6,898	3,748

Noninterest Expenses
Compensation and Benefits	12,247	11,092	10,116	7,628	6,860
Occupancy and Equipment	2,498	2,206	2,219	2,052	2,159
Marketing	378	311	393	619	654
Technology	843	770	746	646	612
Professional and Consulting	1,801	1,847	2,482	694	498
Insurance Premiums and Assessment Costs	634	620	602	574	568
Merger-Related	118	13	—	—	—
(Recapture of) Provision for Reserve for Unfunded Commitments	(2)	(2)	56	—	(1,490)
Other Expenses	3,530	3,675	3,251	3,055	2,793

Total G&A Expenses	22,047	20,532	19,865	15,268	12,654
Early Extinguishment of Debt	—	—	—	—	—
Amortization of Core Deposit Intangible	176	163	163	162	163

Total Noninterest Expenses	22,223	20,695	20,028	15,430	12,817

Income Before Taxes	20,644	22,774	25,671	30,393	37,374
Income Tax Expense	6,854	7,673	8,835	11,068	14,287

Net Income	$13,790	$15,101	$16,836	$19,325	$23,087

5/12

COMMERCIAL CAPITAL BANCORP, INC.
Five Quarter Summary of Yields Earned and Rates Paid

	Three Months Ended

	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005

Interest-Earning Assets
Loans	6.40%	6.10%	5.88%	5.61%	5.46%
Securities	4.41	4.40	4.39	4.37	4.33
FHLB Stock	5.10	4.75	4.23	4.42	4.28
Cash and Cash Equivalents	4.34	3.37	3.46	2.69	2.37

Total Yield on Interest-Earning Assets	6.21	5.93	5.70	5.46	5.31

Interest-Bearing Liabilities
Transaction Accounts	2.80	2.48	2.17	1.85	1.69
Certificates of Deposits	3.97	3.45	3.03	2.62	2.24
FHLB Advances	3.75	3.19	2.74	2.51	2.33
Exchange Balances	1.00	0.86	0.88	0.85	0.76
Junior Subordinated Debentures	7.42	6.99	6.55	6.15	5.71
Other Borrowings	4.52	4.06	3.52	2.99	2.51

Cost on Interest-Bearing Liabilities	3.40	2.87	2.54	2.34	2.21
Cost of Funds	3.27	2.78	2.46	2.27	2.16
Interest Rate Spread	2.81	3.06	3.16	3.12	3.10
Net Interest Margin	3.10	3.21	3.31	3.28	3.27

6/12

COMMERCIAL CAPITAL BANCORP, INC.
Average Balances, Net Interest Income, Yields Earned and Rates Paid
(Dollars in Thousands)

	Three Months Ended

	Mar. 31, 2006			Mar. 31, 2005

	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost

Interest-Earning Assets:
Total Loans(1)	$4,430,455	$70,843	6.40%	$4,095,700	$55,905	5.46%
Securities(2)	387,237	4,265	4.41	481,842	5,219	4.33
FHLB Stock	85,155	1,070	5.10	96,676	1,034	4.28
Cash and Cash Equivalents(3)	6,731	72	4.34	14,022	83	2.37

Total Interest-Earning Assets	4,909,578	76,250	6.21	4,688,240	62,241	5.31
Noninterest-Earning Assets	604,523			494,283

Total Assets	$5,514,101			$5,182,523

Interest-Bearing Liabilities:
Deposits:
Transaction Accounts(4)	$970,390	6,707	2.80	$1,003,642	4,190	1.69
Certificates of Deposits	1,223,722	11,969	3.97	1,029,099	5,684	2.24

Total Deposits	2,194,112	18,676	3.45	2,032,741	9,874	1.97
FHLB Advances	1,575,201	14,553	3.75	1,939,052	11,145	2.33
Exchange Balances	566,909	1,396	1.00	183,108	341	0.76
Junior Subordinated Debentures	149,912	2,744	7.42	144,995	2,043	5.71
Other Borrowings (5)	72,206	805	4.52	81,540	504	2.51

Total Interest-Bearing Liabilities	4,558,340	38,174	3.40	4,381,436	23,907	2.21

Noninterest-Bearing Deposits	168,957			109,306
Other Noninterest-Bearing Liabilities	60,958			51,106

Total Liabilities	4,788,255			4,541,848
Stockholders’ Equity	725,846			640,675

Total Liabilities and Stockholders’ Equity	$5,514,101			$5,182,523

Net Interest-Earning Assets	$351,238			$306,804

Net Interest Income/Interest Rate Spread		$38,076	2.81%		$38,334	3.10%

Net Interest Margin			3.10%			3.27%

(1) The average balance of loans receivable includes loans held for sale and is presented without reduction for the allowance for loan losses.

(2) Consists of mortgage-backed securities and U.S. government securities which are classified as available-for-sale, excluding the unrealized gains or losses on these securities.

(3) Consists of cash in interest-earning accounts and federal funds sold.

(4) Consists of savings, money market accounts and other interest-bearing deposits.

(5) Consists of federal funds purchased and other short-term borrowings.

7/12

COMMERCIAL CAPITAL BANCORP, INC.
UNAUDITED PERFORMANCE RATIOS AND OTHER DATA
(Dollars in Thousands, except share data)

	Three Months Ended

	Mar. 31, 2006		Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005

Operational Ratios
Earnings per Share - Basic		$0.24	$0.27	$0.30	$0.35		$0.42
Earnings per Share - Diluted		0.24	0.26	0.29	0.34		0.40
Return on Average Assets		1.00%	1.15%	1.30%	1.47%		1.78%
Return on Average Tangible Assets		1.08	1.24	1.41	1.59		1.92
Return on Average Stockholders’ Equity		7.60	8.69	9.89	11.62		14.41
Return on Average Tangible Stockholders’ Equity		17.50	20.59	23.93	28.11		34.49

Common Shares Outstanding at End of Period		59,655,045	56,487,280	55,640,363	55,388,061		55,416,348
Weighted Average Shares Outstanding -- Basic		57,071,133	55,578,219	55,244,376	55,186,788		54,821,891
Weighted Average Shares Outstanding -- Diluted		58,574,009	57,590,506	57,565,159	57,522,870		57,277,806
Shares Repurchased During the Period		—	—	72,000	260,000		704,400

Efficiency Ratio		51.43%	47.23%	43.47%	33.32%		30.07%
G&A to Average Assets		1.60	1.56	1.53	1.16		0.98
Effective Tax Rate		33.20	33.69	34.42	36.42		38.23

Core Loan Fundings		$492,449	$684,656	$570,196	$599,303		$595,129
Total Loan Fundings		510,189	716,039	609,894	624,715		607,824
Multifamily Fundings as a % of Total Fundings		45%	47%	49%	51%		56%
Adjustable Rate Core Loan Fundings		$448,274	$647,593	$557,175	$578,354		$592,818
12MAT Core Loan Fundings		203,049	372,322	349,711	304,268		312,747
Fixed Rate Core Loan Fundings		44,175	37,063	13,021	20,949		2,311
Loans Sold		19,773	45,794	160,507	386,144		155,843

Balance Sheet Ratios & Data
Tangible Assets		5,315,059	5,061,134	4,836,165	4,780,345		4,949,880
Tangible Equity		325,821	295,702	281,232	268,801		269,313

Equity to Assets at End of Period		13.14%	12.78%	13.00%	12.90%		12.24%
Tangible Equity to Assets at End of Period		5.67	5.41	5.37	5.19		5.05
Tangible Equity to Tangible Assets at End of Period		6.13	5.84	5.82	5.62		5.44

Nonperforming Assets		$8,012	$8,581	$8,935	$12,098		$6,475
Nonperforming Assets to Total Assets		0.14%	0.16%	0.17%	0.23%		0.12%
Allowance for Loan Losses to Loans Held for Investment at End of Period		0.65	0.66	0.73	0.76		0.80
Allowance for Loan Losses to Nonaccrual Loans		374	335	321	237		444
Net Charge-Offs <Recoveries>	$	<8 >	$18	$8	$12	$	<17 >

Per Share Data
Book value Per Share		12.66	12.36	12.23	12.07		11.78
Tangible Book Value per Share		5.46	5.23	5.05	4.85		4.86

8/12

COMMERCIAL CAPITAL BANCORP, INC. LOANS FUNDED BY PRODUCT TYPE (Dollars in Thousands)

	Three Months Ended

	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005

Real Estate Originations
Multifamily	$228,932	$253,989	$297,477	$290,604	$338,313
Commercial Real Estate	96,065	80,664	54,277	38,371	45,435

Total Income Property	324,997	334,653	351,754	328,975	383,748
Single Family Residential	55,852	81,884	96,644	122,669	146,539
Construction & Land	104,164	150,669	103,347	43,270	47,908

Total Real Estate Loan Originations	485,013	567,206	551,745	494,914	578,195

Real Estate Loans Purchased
Multifamily	965	80,201	1,136	28,965	—
Commercial Real Estate	2,133	23,592	—	71,124	—

Total Income Property	3,098	103,793	1,136	100,089	—
Construction & Land	3,081	10,482	8,815	—	10,685

Total Real Estate Loans Purchased	6,179	114,275	9,951	100,089	10,685

Total Real Estate Fundings	491,192	681,481	561,696	595,003	588,880

Bank Business and Other Originations	1,257	3,175	8,500	4,300	6,249

Total Core Loan Fundings	492,449	684,656	570,196	599,303	595,129

Broker/Conduit Originations	17,740	31,383	39,698	25,412	12,695

Total Loan Fundings	$510,189	$716,039	$609,894	$624,715	$607,824

9/12

COMMERCIAL CAPITAL BANCORP, INC.
LOAN FUNDINGS by INTEREST TYPE
Three Months Ended March 31, 2006
(Dollars in Thousands)

	Fixed	12MAT	LIBOR	CMT	COFI	Prime	Total

Real Estate Originations
Multifamily	$30,412	$128,084	$10,245	$—	$60,191	$—	$228,932
Commercial Real Estate	9,986	29,327	828	54,714	—	1,210	96,065

Total Income Property	40,398	157,411	11,073	54,714	60,191	1,210	324,997
Single Family Residential	132	37,593	—	16,699	1,005	423	55,852
Construction & Land	3,623	8,045	42,815	—	—	49,681	104,164

Total Real Estate Loan Originations	44,153	203,049	53,888	71,413	61,196	51,314	485,013

Real Estate Loans Purchased
Multifamily	—	—	—	—	—	965	965
Commercial Real Estate	—	—	—	—	—	2,133	2,133

Total Income Property	—	—	—	—	—	3,098	3,098
Construction & Land	—	—	—	—	—	3,081	3,081

Total Real Estate Loans Purchased	—	—	—	—	—	6,179	6,179

Total Real Estate Fundings	44,153	203,049	53,888	71,413	61,196	57,493	491,192

Bank Business and Other Originations	22	—	—	—	—	1,235	1,257

Total Core Loan Fundings	$44,175	$203,049	$53,888	$71,413	$61,196	$58,728	$492,449

Broker/Conduit Originations							17,740

Total Loan Fundings							$510,189

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COMMERCIAL CAPITAL BANCORP, INC.
Reconciliation of Non-GAAP Financial Measures
(Dollars in Thousands, except per share data)

The following tables provide a reconciliation of the Company’s net income and total general and administrative expenses excluding the effect of the expenses related to the Commercial Banking Division, the previously announced cost reduction program and other non-recurring legal expenses. Management believes that the performance of the Commercial Banking Division and its impact on the Company’s overall financial condition and results of operations will be more evident when the Division is able to operate without limitations imposed by the litigation process. Accordingly, management believes that the exclusion of direct organization and litigation costs related to the Division will provide a more meaningful presentation of the Company’s first quarter results of operations. Additionally, management believes the exclusion of the one-time charges related to our cost reduction program and other non-recurring charges that occured during the quarter enhances the meaningful presentation of the Company’s first quarter results.

Three Months Ended Mar. 31, 2006

Net Income
Net Income - as Reported	$13,790
Adjustments related to the Commercial Banking Division:
Add: Reversal of compensation expense related to salaries and benefits	747
Add: Reversal of professional expense related to Comerica litigation	1,083
Add: Reversal of occupancy and other operating expenses	88

Subtotal Commercial Banking Division	1,918
Add: Reversal of severance and other compensation expenses	830
Add: Reversal of other non-recurring legal expenses	119
Less: Tax effect (42%)	(1,204)

Net Income - Non-GAAP	$15,453

Total General and Administrative Expense
Total General and Administrative Expense - as Reported	$22,047
Adjustments related to the Commercial Banking Division:
Less: Compensation expense related to salaries and benefits	(747)
Less: Professional expense related to Comerica litigation	(1,083)
Less: Occupancy and other operating expense	(88)

Subtotal Commercial Banking Division	(1,918)
Less: Severance and other compensation expenses	(830)
Less: Other non-recurring legal expense	(119)

Total General and Administrative Expense - Non-GAAP	$19,180

Selected Financial Highlights:

	Three Months Ended Mar. 31, 2006	Three Months Ended Mar. 31, 2006

	Non-GAAP	GAAP

Basic EPS	$0.27	$0.24
Diluted EPS	0.26	0.24
Return on Average Assets[1]	1.12%	1.00%
Return on Average Tangible Assets[1]	1.21	1.08
Return on Average Equity[1]	8.52	7.60
Return on Average Tangible Equity[1]	19.61	17.50
Efficiency Ratio	44.74	51.43
G&A to Average Assets[1]	1.39	1.60

1Average asset and equity balances were not adjusted for purposes of calculating these Non-GAAP financial ratios.

11/12

COMMERCIAL CAPITAL BANK, FSB Selected Financial Data (Dollars in Thousands)

	Mar. 31, 2006	Dec. 31, 2005

ASSETS
Cash and Cash Equivalents	$41,297	$32,843
Securities Available for Sale	364,664	382,642
FHLB Stock	86,412	84,788
Loans Held For Investment
Single Family	428,904	394,678
Multifamily	3,109,872	3,050,139
Commercial Real Estate	692,635	601,665
Construction	247,638	202,237
Land	94,695	74,948

Total Real Estate Loans	4,573,744	4,323,667
Business & Other Loans	32,655	12,283

Total Loans Held for Investment	4,606,399	4,335,950
Net Deferred Fees, Premiums and Discounts	6,227	4,779
Allowance for Loan Losses	(29,955)	(28,705)

Total Loans Held for Investment, Net	4,582,671	4,312,024
Loans Held For Sale	35,014	22,999

Total Loans	4,617,685	4,335,023
Other Assets	569,230	562,060

TOTAL ASSETS	$5,679,288	$5,397,356

LIABILITIES AND STOCKHOLDER’S EQUITY
Deposits
Demand Deposits - Noninterest-Bearing	$290,782	$178,139
Demand Deposits - Interest-Bearing	74,828	71,386
Money Market Checking	911,825	749,689
Money Market Savings	457,089	553,561
Savings	116,174	147,401

Total Transaction Deposits	1,850,698	1,700,176
Total Time Deposits	1,287,922	1,179,346

Total Deposits	3,138,620	2,879,522
Borrowings	1,652,295	1,669,806
Other Liabilities	47,445	54,239

TOTAL LIABILITIES	4,838,360	4,603,567
STOCKHOLDER’S EQUITY	840,928	793,789

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$5,679,288	$5,397,356

12/12